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                                                                      Exhibit 23


                            Bederson & Company LLP
                            405 Northfield Avenue
                         West Orange New Jersey 07052





                       CONSENT OF INDEPENDENT AUDITORS



       We consent to the inclusion of our report dated September 16, 1997 on our audits of the financial statements of Swissray International, Inc. for the years ended June 30, 1997 and 1996 in Swissray International, Inc.'s
Form 10-KSB for the year ended June 30, 1997.



                                                BEDERSON & COMPANY LLP


West Orange, New Jersey
September 29, 1997